Leader Capital Short Term High Yield Bond Fund

Institutional Shares: LCCIX

Investor Shares: LCCMX

Leader Capital High Quality Income Fund

Institutional Shares: LCTIX

Investor Shares: LCTRX

Class A Shares: LCATX

Supplement dated June 8, 2023

to the

Prospectus and Statement of Additional Information (“SAI”),

each dated May 17, 2023

Changes to the Prospectus

The following replaces the first paragraph under the sub-heading “Purchasing Shares” under the heading “How to Purchase Shares” on page 26 of the Prospectus:

Purchasing Shares: You may purchase shares of a Fund by sending a completed application form to the following address:

via Regular Mail:
Leader Capital Short Term High Yield Bond Fund Leader Capital High Quality Income Fund c/o Gryphon Fund Group, LLC 3000 Auburn Drive, Ste. 410 Beachwood, Ohio 44122

The following replaces the first paragraph under the sub-heading “Redeeming Shares” under the heading “How to Redeem Shares” on page 27 of the Prospectus:

Redeeming Shares: You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

via Regular Mail: Leader Capital Short Term High Yield Bond Fund Leader Capital High Quality Income Fund c/o Gryphon Fund Group, LLC 3000 Auburn Drive, Ste. 410 Beachwood, Ohio 44122

The following replaces the table on the back cover page of the Prospectus:

Advisor	Leader Capital Corp. 315 W. Mill Plain Blvd., Suite 204 Vancouver, WA 98660
Distributor	Vigilant Distributors, LLC 223 Wilmington West Chester Pike, Suite 216 Chadds Ford, PA 19317
Legal Counsel	FinTech Law, LLC 6224 Turpin Hills Dr. Cincinnati, Ohio 45244
Transfer Agent	Gryphon Fund Group, LLC 3000 Auburn Drive, Ste. 410 Beachwood, OH 44122
Custodian	Fifth Third Bank 38 Fountain Square Plaza Cincinnati, OH 45202
Independent Registered Public Accounting Firm	Sanville & Company 1514 Old York Road Abington, PA 19001

The following replaces the address on the back cover page of the Prospectus:

Leader Capital Short Term High Yield Bond Fund

Leader Capital High Quality Income Fund

c/o Gryphon Fund Group, LLC

3000 Auburn Drive, Ste. 410

Beachwood, Ohio 44122

Changes to the SAI

The following replace the first paragraph on the cover page of the SAI:

This Statement of Additional Information (“SAI”) is not a Prospectus and should be read in conjunction with the Prospectus of the Leader Capital Short Term High Yield Bond Fund (formerly the Leader Short Term High Yield Bond Fund) and Leader Capital High Quality Income Fund (formerly the Leader High Quality Floating Rate Fund) (each a “Fund” and together the “Funds”) dated May 17, 2023. You can obtain copies of the Funds’ Prospectus, without charge by contacting the Funds’ transfer agent, Gryphon Fund Group, LLC, 3000 Auburn Drive, Ste. 410, Beachwood, Ohio 44122 or by calling 1-800-711-9764. LeaderCapital Corp. (the “Advisor” or “Leader”) is the investment adviser to the Funds. You may also obtain a prospectus by visiting our website at www.LeaderCapital.com.

The following replaces the paragraph “Nominating and Corporate Governance Committee” under the sub-heading “Standing Committee of the Board” under the heading “Management” on page 37 of the SAI:

Nominating and Corporate Governance Committee. All the Independent Trustees are members of the Nominating and Corporate Governance Committee (the “Governance Committee”), which is responsible for overseeing the Trust’s compliance program and compliance issues. In addition, the Governance Committee is responsible for recommending candidates to serve on the Board. The Governance Committee will consider shareholder recommendations for nomination to the Board only if there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Mr. Raymond Davis, Chair of the Governance Committee, c/o Leader Funds Trust, 3000 Auburn Drive, Ste. 410, Beachwood, Ohio 44122. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board. Mr. Davis is the Chair of the Governance Committee, which held one meetings during the most recent fiscal year.

The following replaces the paragraph immediately preceding the chart of Trustees and Executive Officers information under the sub-heading “Trustee Qualifications” under the heading “Management” on page 38 of the SAI:

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 3000 Auburn Drive, Ste. 410, Beachwood, Ohio 44122.

The following replaces the first paragraph under the sub-heading “Fund Administration, Fund Accounting and Transfer Agent Services” under the heading “Other Service Providers” on page 47 of the SAI:

Fund Administration, Fund Accounting and Transfer Agent Services

Gryphon Fund Group, LLC, (“Gryphon”), which has its principal office at 3000 Auburn Drive, Ste. 410, Beachwood, Ohio 44122, serves as administrator, fund accountant and transfer agent for the Funds pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. Gryphon is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Gryphon may also provide persons to serve as officers of the Fund. Such officers may be directors, officers, or employees of Gryphon or its affiliates.

The following replaces the paragraph “Notices to Shareholders” under the sub-heading “Standards for Fair Value Determination” under the heading “Redemptions and Pricing of Shares” on page 50 of the SAI:

Notice to Shareholders. Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. Texas shareholders who wish to appoint a representative should notify the transfer agent by writing to the address below to obtain a form for providing written notice to the Trust:

[Leader Capital Short Term High Yield Bond Fund

or

Leader Capital High Quality Income Fund]

c/o Gryphon Fund Group, LLC

3000 Auburn Drive, Ste. 410

Beachwood, Ohio 44122

You should read this Supplement in conjunction with the Prospectus and SAI dated May 17, 2023, each as may be amended from time to time, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund at (800) 711-9164.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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